UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report	August 31, 2006
(Date of earliest event reported)

Old Second Bancorp, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	0-10537	36-3143493
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification Number)

37 South River Street, Aurora, Illinois	60507
(Address of principal executive offices)	(Zip Code)

(630) 892-0202
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Old Second Bancorp, Inc. (the “Company”) is announcing that the Board of Directors of the Company appointed Mary E. Krasner as a director of the Company to fill the vacancy left by Dr. Christine J. Sobek, who resigned on June 20, 2006.  Ms. Krasner accepted the appointment on August 31, 2006 and will serve for a term to expire at the Annual Meeting of Stockholders of the Company to be held in 2007. Ms. Krasner has no relationship with the Company or any of the Company’s subsidiaries that would require disclosure under Item 404(a) of SEC Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLD SECOND BANCORP, INC.

Dated: September 5, 2006	By:	/s/ Doug Cheatham
Doug Cheatham
Chief Financial Officer